LEASES	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Leases
LEASES
We have summarized below our future obligations under operating leases at year-end 2013:

($ in millions)	Minimum Lease Payments
Fiscal Year
2014	$134
2015	130
2016	118
2017	103
2018	86
Thereafter	583
Total minimum lease payments where we are the primary obligor	$1,154

Most leases have initial terms of up to 20 years and contain one or more renewal options, generally for five- or 10-year periods. These leases provide for minimum rentals and additional rentals based on our operations of the leased property. The total minimum lease payments above include $264 million of obligations of our consolidated subsidiaries that are non-recourse to us.
The foregoing table does not reflect $4 million in aggregate minimum lease payments, for which we are secondarily liable, relating to the CTF leases further discussed in Footnote No. 16, “Variable Interest Entities.”

The following table details the composition of rent expense for operating leases for the last three years:

($ in millions)	2013	2012	2011
Minimum rentals	$159	$188	$240
Additional rentals	56	62	66
	$215	$250	$306

Our future obligation under capital leases at year-end 2013 was $53 million with a present value of net minimum lease payments of $51 million. In conjunction with the sale of our right to acquire the landlord’s interest in a leased real estate property and certain attached assets of the property after year-end 2013, $46 million of the $51 million originally classified in the “Long-term debt” caption was reclassified to liabilities held for sale within the "Other current liabilities" caption of the accompanying Balance Sheet as of year-end 2013. See Footnote No. 7, "Acquisitions and Dispositions" for more information. Accordingly, the “Long-term debt” caption in the accompanying Balance Sheets includes the remaining $5 million for year-end 2013 and $50 million for year-end 2012 that represents the present value of net minimum lease payments for capital leases.